SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  December 15, 2004

Franklin Auto Trust 2004-2
(Exact name of registrant as specified in its charter)

Delaware	333-106297	Not Available
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500 Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ٱ

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ٱ

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ٱ

Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On or about December 15, 2004, Franklin Capital Corporation transferred a portion of prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the “Initial Receivables”) to Franklin Receivables LLC and Franklin Receivables LLC transferred the Initial Receivables to Franklin Auto Trust 2004-2 (the “Trust”).  The Trust granted a security interest in the Initial Receivables to The Bank of New York and issued: (i) Class A-1 Asset Backed Notes in the aggregate original principal amount of $45,000,000; (ii) Class A-2 Asset Backed Notes in the aggregate original principal amount of $58,000,000; (iii) Class A-3 Asset Backed Notes in the aggregate original principal amount of $64,000,000, and (iv) Class A-4 Asset Backed Notes in the aggregate original principal amount of $66,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Financial Guarantee Insurance Policy, Purchase Agreement, Underwriting Agreement and Letter Agreement (as listed below) and other operative agreements executed in connection with the issuance of the Notes.

Item 9.01.

Financial Statements and Exhibits

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  December 1, 2004.

4.2

Indenture, between the Trust and The Bank of New York, dated as of
December 1, 2004.

4.3

Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources Inc. and the Trust, dated as of
December 1, 2004.

4.4

MBIA Insurance Corporation Financial Guarantee Insurance Policy.

10.1

Purchase Agreement, between Franklin Receivables LLC and Franklin Capital Corporation, dated as of December 1, 2004.

10.2

Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation and Citigroup Global Markets Inc., dated December 2, 2004.

10.3

Letter Agreement, between Franklin Resources Inc. and Citigroup Global Markets Inc., dated December 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By:   /s/ Harold E. Miller, Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

Dated:  December 28, 2004

INDEX TO EXHIBITS

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  December 1, 2004.

4.2

Indenture, between the Trust and The Bank of New York, dated as of
December 1, 2004.

4.3

Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources Inc. and the Trust, dated as of
December 1, 2004.

4.4

MBIA Insurance Corporation Financial Guarantee Insurance Policy.

10.1

Purchase Agreement, between Franklin Receivables LLC and Franklin Capital Corporation, dated as of December 1, 2004.

10.2

Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation and Citigroup Global Markets Inc., dated December 2, 2004.

10.3

Letter Agreement, between Franklin Resources Inc. and Citigroup Global Markets Inc., dated December 2, 2004.